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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2001


                              TEPPCO PARTNERS, L.P.
             (Exact Name of Registrant As Specified In Its Charter)

               DELAWARE                                 1-10403                              76-0291058
               (State or                         (Commission File No.)                    (I.R.S. Employer
          Other Jurisdiction)                                                            Identification No.)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
               (Address of Principal Executive Offices)(Zip Code)


                                  713-759-3636
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

         TEPPCO Partners, L.P., a Delaware limited partnership ("Registrant"), filed a shelf registration statement on Form S-3 (Registration No. 333-66102) on July 27, 2001 (the "Registration Statement"), under the Securities Act of 1933. The Securities and Exchange Commission declared the Registration Statement effective on August 9, 2001. Registrant supplemented the Registration Statement with a Prospectus Supplement dated November 14, 2001 filed under the Securities Act of 1933. On November 14, 2001, Registrant entered into an Underwriting Agreement with Lehman Brothers Inc.; Goldman, Sachs & Co.; UBS Warburg LLC; Banc of America Securities LLC; A.G. Edwards & Sons, Inc. and RBC Dain Rauscher Inc., for themselves and as representatives of the underwriters named therein (the "Underwriting Agreement") in connection with Registrant's public offering of up to 5,500,000 units (plus an additional 825,000 units should the underwriters exercise their over-allotment option in full, for a total of up to 6,325,000 units) representing limited partnership interests in Registrant (the "Units"). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Units, and all such exhibits are hereby incorporated into the Registration Statement by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS


Exhibit No.        Description
-----------        -----------
   1.1             Underwriting Agreement, dated November 14, 2001, between Registrant and Lehman Brothers Inc.;
                   Goldman, Sachs & Co.; UBS Warburg LLC; Banc of America Securities LLC; A.G. Edwards & Sons, Inc.
                   and RBC Dain Rauscher Inc., for themselves and as representatives of the underwriters named therein.

   5.1             Opinion of Fulbright & Jaworski L.L.P. as to the legality of the limited partnership interests.

   8.1             Opinion of Fulbright & Jaworski L.L.P. as to certain federal income tax matters.

  23.1             Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1).

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            TEPPCO PARTNERS, L.P.
                            (Registrant)

                            By: Texas Eastern Products Pipeline Company, L.L.C. as General Partner


                            /s/ Charles H. Leonard
                            ----------------------------------------------------
                            Charles H. Leonard
                            Sr. Vice President, Chief Financial Officer and Treasurer


Date: November 14, 2001

                                  EXHIBIT INDEX


Exhibit No.                                            Description
-----------                                            -----------
   1.1             Underwriting Agreement, dated November 14, 2001, between Registrant and Lehman Brothers Inc.;
                   Goldman, Sachs & Co.; UBS Warburg LLC; Banc of America Securities LLC; A.G. Edwards & Sons, Inc.
                   and RBC Dain Rauscher Inc., for themselves and as representatives of the underwriters named therein.

   5.1             Opinion of Fulbright & Jaworski L.L.P. as to the legality of the limited partnership interests.

   8.1             Opinion of Fulbright & Jaworski L.L.P. as to certain federal income tax matters.

  23.1             Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1).
